Great Plains Energy Investor Presentation August 2012 August 2012 Investor Presentation Exhibit 99.1

Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including but not limited to cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties. This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement. Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-Looking Statement August 2012 Investor Presentation *

Overview * August 2012 Investor Presentation

Solid Vertically-Integrated Midwest Utility

Service Territories: KCP&L and GMO



KCP&L
GMO
Iowa
Nebraska
Kansas
Missouri

Business Highlights

- Solid Midwest fully regulated electric utility operating under the KCP&L brand
- Company attributes
  - Regulated operations in Kansas and Missouri
  - ~826,000 customers / 3,100 employees
  - ~6,600 MW of primarily low-cost coal baseload generation
  - ~3,600 circuit miles of transmission lines; ~ 22,200 circuit miles of distribution lines
  - ~$9.1 billion in assets at 2011YE
  - ~$5.6 billion in rate base at 2011YE

2011 Retail MWh Sold by Customer Type



14%
40%
46%
Commercial
Residential
Industrial

Total: ~ 23,404 MWhs*

2011 Retail MWh Sales by Jurisdiction



35%
28%
37%
Kansas
Missouri (KCP&L)
Missouri (GMO)

Total: ~ 23,404 MWhs*

2011 MWh Generated by Fuel Type



2%
2%
13%
83%
Coal
Nuclear
Natural Gas and oil
Wind

Total: ~ 25,952 MWhs*

* In thousands

GREAT PLAINS ENERGY
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August 2012 Investor Presentation

GXP’s Transformation: 2005 - 2011 2005 – 2,382 2011 – 3,053 INCREASE = 28% 2005 – 500,000 2011 – 823,000 INCREASE = 65% 2005 – 14,400 2011 – 25,800 INCREASE = 79% 2005 – 2,788 MW 2011 – 4,349 MW INCREASE = 56% 2005 – $2.12 Billion 2011 – $5.59 Billion INCREASE = 164% Rate Base Utility Employees Customers T&D Route-Miles Base Load Generation * August 2012 Investor Presentation

Focused on Delivering Value to Shareholders Earnings Growth Expected Through Reduced Regulatory Lag, Disciplined Cost Management and Long-Term Rate Base Growth Competitive Dividend Goal to Maintain Competitive Dividend While Strengthening Key Credit Metrics; Objective to Grow Dividend In Line With Payout Ratio Targets Objective: Improved Total Shareholder Returns * August 2012 Investor Presentation

Strong emphasis on improving credit metrics Objective is visibility to sustainable FFO / Adjusted Debt* of 16%+ Dividend is reviewed quarterly in context of this objective as well as a belief that a sustainable and increasing dividend is a key driver of TSR and therefore a desirable goal Target payout ratio remains 50-70% Commitment to Solid Dividend Competitive Dividend Goal to Maintain Competitive Dividend While Strengthening Key Credit Metrics; Objective to Grow Dividend In Line With Payout Ratio Targets Company’s objective is to create shareholder value through Increased earnings from reduced lag, disciplined cost management and long-term asset growth A competitive dividend that complements this growth platform *FFO / Adjusted Debt is a non-GAAP measure that is defined in the Appendix * August 2012 Investor Presentation

GXP - Platform for Shareholder Value

Focused on Shareholder Value Creation

- Target significant reduction in regulatory lag
- Seek to deliver earnings growth and increasing and sustainable cash dividends as a key component of TSR
- Improvement in / stability of key credit metrics is a priority

Attractive Platform for Long-Term Growth

- **Environmental** - additional ~$1 billion of "High Likelihood" capital projects planned to comply with existing / proposed environmental rules
- **Transmission** - formed Transource Energy, LLC joint venture to pursue competitive transmission projects
- **Renewables** - driven by MO/KS Renewable Portfolio Standards
- **Other Growth Opportunities** - selective future initiatives that will leverage our core strengths

Diligent Regulatory Approach

- Proven track record of constructive regulatory treatment
- Credibility with regulators in terms of planning and execution of large, complex projects
- Competitive retail rates on a regional and national level supportive of potential future investment

Excellent Relationships with Key Stakeholders

- **Customers** - focused on top tier customer satisfaction
- **Suppliers** - strategic supplier alliances focused on long-term supply chain value
- **Employees** - strong relations between management and labor (3 IBEW locals)
- **Communities** - leadership, volunteerism and high engagement in the areas we serve

GREAT PLAINS ENERGY 8 August 2012 Investor Presentation

Operations and Regulatory Strategy * August 2012 Investor Presentation

Environmental Estimated cost of compliance with current / proposed legislation = approximately $1 billion: La Cygne Unit 1 (368 MW*) – scrubber and baghouse - 2015 Unit 2 (343 MW*) – full Air Quality Control System (AQCS) – 2015 Montrose 3 (176 MW) – full AQCS – 2020 (approximately) Sibley 3 (364 MW) – scrubber and baghouse – 2017 (approximately) Other retrofits less likely and therefore not included in estimated cost of compliance: Montrose 1 (170 MW) Montrose 2 (164 MW**) Sibley 1 and 2 (total capacity 99 MW) Lake Road 4 and 6 (93 MW**) Upon completion of La Cygne during the second quarter 2015, we expect that 72 percent of our coal fleet will have emission-reducing scrubbers installed. Net book value of “Less Likely” projects total approximately $100 million * KCP&L’s share of jointly-owned facility ** In connection with KCP&L’s and GMO’s Integrated Resource Plan (IRP) filings with the Missouri Public Service Commission in April 2012, these projects may move from less likely to more likely but it is not expected to materially impact the overall $1 billion current estimate of capital expenditures. * August 2012 Investor Presentation

Renewable Energy and Energy Efficiency Company-owned assets and commitments in place that will increase renewable portfolio to approximately 600 MW of wind and hydroelectric power Future renewable requirements driven by the Renewable Portfolio Standards (RPS) in Missouri and Kansas Flexibility regarding acquisition of future renewable resources: Through Purchased Power Agreements (PPAs) and purchases of Renewable Energy Credits (RECs); or Adding to rate base if supported by credit profile and available equity and debt financing Energy efficiency expected to be a key component of future resource portfolio: Aggressive pursuit planned with appropriate regulatory recovery The 99 turbines at our Spearville, Kan., Wind Energy Facility produce enough environmentally friendly, emission-free electricity to supply nearly 49,000 homes annually. * August 2012 Investor Presentation

Transmission

- Formed Transource Energy, LLC, a joint venture with American Electric Power, to pursue competitive transmission projects

- GXP will seek regulatory approval to novate two significant projects to Transource:
  - Iatan-Nashua 345kV line - Projected $65 million total cost and 2015 in-service date
  - Sibley-Maryville-Nebraska City 345kV line - Projected $380 million total cost and 2017 in-service date



SPP Southwest Power Pool
Portfolio 3-E
(Without Chesapeake)
Axtell
Knoll
Spearville
Iatan
Nashua
Swissvale-Stilwell Tap
Woodward
Sooner
Cleveland
Muskogee
Anadarko XF
Seminole
Tuco

Iatan-Nashua 345kV, 30 miles, $65M
Expected in-service: 2015



Nebraska City
Maryville
Sibley
Spearville
Comanche
Hitchland
Wichita
Medicine Lodge
Woodward
Tulsa
Riverside
Valliant
Northwest Texarkana
SPP Southwest Power Pool
Priority Projects
(Group 2)

Sibley-Maryville-Nebraska City 345kV, 170 miles,
projected cost ~$380M

GREAT PLAINS ENERGY
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August 2012 Investor Presentation

Plant Operations No additional baseload generation expected for several years Targeting modest improvements in existing fleet performance in the coming years No changes currently planned regarding nuclear’s role in the portfolio Iatan 2,850-megawatt coal-fired power plant recognized as power plant of the year by Power Magazine * August 2012 Investor Presentation

Regulatory Our rates continue to compare well regionally and nationally During the Comprehensive Energy Plan, the Company received fair and constructive rate treatment in both Kansas and Missouri, allowing for recovery of substantially all of our capital additions Aggressively pursuing strategies to improve our operating cost structure and the best combination of rate cases and riders/trackers to reduce regulatory lag while minimizing the impact on customers * August 2012 Investor Presentation

Regulatory, Transmission and La Cygne Update * August 2012 Investor Presentation

Missouri Rate Case Summary Jurisdiction Case Number Date Filed Requested Increase (in Millions) Requested Increase (Percent) Rate Base (in Millions) Requested ROE Rate-making Equity Ratio Anticipated Effective Date of New Rates KCP&L – MO ER-2012-0174 2/27/2012 $105.7 15.1% $2,129.9 10.40% 52.5% Late January 2013 GMO – MPS ER-2012-0175 2/27/2012 $58.3 10.9% $1,411.9 10.40% 52.5% Late January 2013 GMO – L&P ER-2012-0175 2/27/2012 $25.2 14.6% $479.5 10.40% 52.5% Late January 2013 Total Total Total $189.2 $4,021.31 1 Projected combined rate base is approximately $226 million or 6% higher than at the conclusion of the last rate cases for these jurisdictions * Reflects revised wholesale margin cap request of $22.7 M Total Increase $105.7 M Total Increase $83.5 M * August 2012 Investor Presentation

2012 KCP&L-MO Rate Case Based on test year ending September 30, 2011 August 31, 2012 true-up date Revised wholesale margin cap requested Wholesale margin threshold of $22.7 million Missouri jurisdictional share (40th percentile) compared to current cap of $45.9 million (40th percentile) Additional infrastructure capital investment New trackers requested Property taxes Transmission Renewable energy standard (RES) Fuel interim energy charge (IEC) including wholesale margin offset Wholesale margin sharing mechanism proposed Other operating costs increases * August 2012 Investor Presentation

Based on test year ending September 30, 2011 August 31, 2012 true-up date GMO–MPS Demand side management (DSM) / Energy Efficiency (EE) investment recovery based on Missouri Energy Efficiency Investment Act (MEEIA) filing Additional infrastructure capital investment Fuel cost increases since previous rate case due to rebasing fuel adjustment clause (FAC) New trackers requested Property taxes, transmission and RES GMO–L&P DSM / EE investment recovery based on MEEIA filing Additional infrastructure capital investment Fuel cost increases since previous rate case due to rebasing FAC New trackers requested Property taxes, transmission and RES 2012 GMO Rate Case * August 2012 Investor Presentation

Kansas Rate Case Summary Jurisdiction Case Number Date Filed Requested Increase (in Millions) Requested Increase (Percent) Rate Base (in Millions) Requested ROE Rate-making Equity Ratio Anticipated Effective Date of New Rates KCP&L – KS 12-KCPE-764-RTS 4/20/2012 $63.6 12.9% $1,820.81 10.40% 51.8% 1/1/2013 Total Increase $63.6 M * 1 Projected rate base is approximately $40 million or 2% higher than at the conclusion of the last rate case August 2012 Investor Presentation

Based on test year ending December 31, 2011 Known and measurable changes projected through June 30, 2012 Rate base increase includes La Cygne environmental CWIP - $66 million 48 MW Spearville 2 Wind Facility - $51 million Additional infrastructure investments Additions to rate base largely offset by increase in accumulated deferred income tax primarily as a result of bonus depreciation Requested authorization to file abbreviated rate case for additional La Cygne environmental CWIP following the conclusion of this rate case Requested change to jurisdictional-allocation method of capital investment in facilities Requested change to depreciation rates to more accurately assign costs to the customers who benefit from the use of those assets 2012 Kansas Rate Case * August 2012 Investor Presentation

Rate Case Summary Key Procedural Schedule Dates Key Procedural Schedule Dates Key Procedural Schedule Dates Key Procedural Schedule Dates Jurisdiction Staff and Intervenor Direct Testimony Due Evidentiary Hearings Begin Commission Order Due / Anticipated KCP&L – KS 8/22/12 10/1/12 Due 12/17/12 KCP&L – MO Filed 8/2/12* 10/17/12 Anticipated January 2013 GMO – MPS Filed 8/9/12* 10/17/12 Anticipated January 2013 GMO – L&P Filed 8/9/12* 10/17/12 Anticipated January 2013 * Rate design testimony filed separately * August 2012 Investor Presentation

Transource Overview

- Great Plains Energy (GXP) and American Electric Power (AEP) have formed a joint venture, Transource Energy, LLC (Transource), to pursue competitive transmission projects
  - GXP owns 13.5% through a newly-formed subsidiary (GPE Transmission Holding Company, LLC)
  - AEP owns 86.5% through its subsidiary (AEP Transmission Holding Company, LLC)
- GXP's regulated subsidiaries, KCP&L and GMO, will seek regulatory approval to novate two Southwest Power Pool (SPP) regional transmission projects they have committed to build that are in the initial stages of development
  - Sibley-Nebraska City an SPP Priority Project - 345kV, GMO's share is approximately 170 miles (175 miles total project), estimated total costs of approximately $380 million, expected in service: 2017
  - Iatan-Nashua an SPP Balanced Portfolio Project - 345kV, approximately 30 miles, estimated total costs of approximately $65 million, expected in-service: 2015
  - KCP&L and GMO to fund 100% of the costs of the two SPP projects until they are novated and will be reimbursed by Transource
- Estimated timeframe to obtain Missouri Public Service Commission (MPSC) and Federal Energy Regulatory Commission (FERC) approvals to novate the projects is approximately 18 months

GREAT PLAINS ENERGY 22 August 2012 Investor Presentation

GPE Transmission Holding Company, LLC AEP Transmission Holding Company, LLC 86.5% 13.5% Transource Ownership Structure Great Plains Energy Incorporated American Electric Power Company, Inc. 100% 100% Transmission Projects * August 2012 Investor Presentation

Transource Overview * Exclusive vehicle for GXP and AEP to pursue future competitive transmission projects throughout the continental United States that fall within the scope of FERC Order 1000 (regional and inter-regional transmission projects subject to regional cost allocation) Initial focus on three regional transmission organizations (RTO) – SPP, Midwest Independent Transmission System Operator (MISO) and PJM Interconnection (PJM). Pursuit of new transmission in other regions as markets mature The venture excludes transmission projects in the Electric Reliability Council of Texas (ERCOT) and AEP’s existing transmission project joint ventures AEP will operate Transource and provide the majority of staff and services for the venture through its service company GXP will leverage AEP project execution strengths on the current SPP projects in completing the Sibley-Nebraska City and Iatan-Nashua projects No earnings impact expected through 2015 Consistent with GXP stand alone build of two current SPP projects Transource funding requirements will be consistent with ownership structure August 2012 Investor Presentation

Long-term growth opportunity through creation of national transmission platform Provides opportunity for sustainable, long-term growth in competitive transmission market Ability to co-invest in transmission with AEP on a national scale First-class partner with largest US transmission system, strong balance sheet and demonstrated commitment to transmission growth Project execution expertise creates greatest value for customers Provides geographic investment diversity Diversifies earnings Transmission investments help diversify long-term investments Enhances returns on future capital investments by way of FERC’s regulatory construct for transmission Improves ability to earn authorized ROE Enhances financial flexibility Reduces medium-term capital expenditure requirements and external financing needs Smoothes capital requirements with near-term environmental investments and longer term transmission opportunities Reduces regulatory lag due to FERC cost recovery mechanisms GXP Benefits from Transource Joint Venture * August 2012 Investor Presentation

La Cygne Environmental Upgrade Construction Update

La Cygne Generation Station

- La Cygne Coal Unit 1 368 MW* - Wet scrubber, baghouse, activated carbon injection
- La Cygne Coal Unit 2 343 MW* - Selective catalytic reduction system, wet scrubber, baghouse, activated carbon injection, over-fired air, low No_x burners
- Project cost estimate, excluding AFUDC and property tax, $615 million*. Kansas jurisdictional share is $281 million
- 2011 predetermination order issued in Kansas deeming project as requested and cost estimate to be reasonable
- Project is on schedule and on budget

* KCP&L's 50% share

Key Steps to Completion		Status
• Site Prep; Major Equipment Purchase	Q3 2011 - Q3 2012	On schedule
• New Chimney Shell Erected		Completed (May 2012)
• Installation of Low No_x Burners for La Cygne 2	Q2 2013	On schedule
• Major Construction	Q4 2012 - Q2 2014	On Schedule
• Startup Testing	Q3 2014	On schedule
• Tie-in Outage Unit 2	Q4 2014	On schedule
• Tie-in Outage Unit 1	Q1 2015	On schedule
• In-service	Q2 2015	On schedule

GREAT PLAINS ENERGY 26 August 2012 Investor Presentation

2011 Review and Second Quarter 2012 Operations and Financial Update * August 2012 Investor Presentation

2011 Review Financial Full-year earnings per share of $1.25 Increased quarterly dividend to $0.2125 Operational Presented the ReliabilityOne award for the Plains Region for fifth consecutive year Rated Tier 1 in J.D. Power and Associates 2011 Electric Utility Residential Satisfaction Study for third consecutive year Introduced initiatives to streamline business and improve field communications Strategic Contracted PPAs increasing renewable energy portfolio to approximately 600 MWs Right-sized the Company with Organizational Realignment and Voluntary Separation Program Regulatory Completed the Comprehensive Energy Plan Completed the Missouri rate cases - annual increase of $100 million Iatan 2 in rate base Kansas Corporation Commission approved predetermination for La Cygne environmental upgrades * August 2012 Investor Presentation

Plant Performance August 2012 Investor Presentation *

Customer Consumption

Retail MWh Sales and Customer Growth Rates

	2Q 2012 Compared to 2Q 2011				YTD 2012 Compared to YTD 2011[2]			
		Weather- Normalized				Weather- Normalized		
	Total Change in MWh Sales	Customers	Use / Customer	Change MWh Sales	Total Change in MWh Sales	Customers	Use / Customer	Change MWh Sales
Residential	4.2%	0.1%	(2.5%)	(2.4%)	(6.7%)	0.1%	(1.7%)	(1.5%)
Commercial	6.1%	0.1%	2.5%	2.6%	0.7%	0.1%	1.7%	1.7%
Industrial	0.7%	(1.7%)	0.3%	(1.4%)	1.0%	(1.7%)	1.7%	(0.1%)
	4.6%	0.1%[1]	0.1%[1]	0.1%[1]	(2.2%)	0.1%[1]	0.0%[1]	0.2%[1]

[1] Weighted average

Statistics by Customer Class YTD 2012[2]

	Customers	Revenue (in millions)	Sales (000s of MWhs)	% of Retail MWh Sales
Residential	727,100	$ 426.8	4,116	37%
Commercial	96,400	431.3	5,253	48%
Industrial	2,200	98.2	1,610	15%

2 As of June 30

GREAT PLAINS ENERGY
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August 2012 Investor Presentation

2012 Second Quarter EPS Reconciliation Versus 2011 2011 EPS 2012 EPS Change in EPS 1Q $ 0.01 ($0.07) ($0.08) 2Q $ 0.31 $ 0.41 $ 0.10 YTD $ 0.32 $ 0.34 $ 0.02 Contributors to Change in 2012 EPS Compared to 2011 New Retail Rates 2011 Special Factors Interest Expense Wolf Creek Weather WN Demand Other Total 1Q 2012 $ 0.13 $ 0.07 $ (0.10) $ (0.07) $ (0.11) $ - $ - $ (0.08) 2Q 2012 $ 0.06 $ 0.06 $ (0.03) $ (0.03) $ 0.08 $ - $ (0.04) $ 0.10 YTD $ 0.18 $ 0.13 $ (0.12) $ (0.09) $ (0.03) $ (0.01) $ (0.04) $ 0.02 Note: Numbers may not add due to the effect of dilutive shares on EPS * August 2012 Investor Presentation

June 30, 2012 Debt Profile and Liquidity Great Plains Energy Debt Great Plains Energy Debt Great Plains Energy Debt Great Plains Energy Debt Great Plains Energy Debt Great Plains Energy Debt Great Plains Energy Debt Great Plains Energy Debt Great Plains Energy Debt ($ in Millions) KCP&L KCP&L GMO (1) GMO (1) GPE GPE Consolidated Consolidated Amount Rate (2) Amount Rate (2) Amount Rate (2) Amount Rate (2) Short-term debt $ 197.0 0.80% $ 56.0 1.00% $ 31.0 2.00% $ 284.0 0.97% Long-term debt (3) 1,902.4 6.02% 624.9 10.97% 993.2 4.65% 3,520.5 6.51% Total $2,099.4 5.53% $680.9 10.15% $1,024.2 4.57% $3,804.5 6.10% Secured debt = $802 (21%), Unsecured debt = $3,002 (79%) (1) GPE guarantees substantially all of GMO’s debt (2) Weighted Average Rates – excludes premium / discounts and other amortizations (3) Includes current maturities of long-term debt Secured debt = $802 (21%), Unsecured debt = $3,002 (79%) (1) GPE guarantees substantially all of GMO’s debt (2) Weighted Average Rates – excludes premium / discounts and other amortizations (3) Includes current maturities of long-term debt Secured debt = $802 (21%), Unsecured debt = $3,002 (79%) (1) GPE guarantees substantially all of GMO’s debt (2) Weighted Average Rates – excludes premium / discounts and other amortizations (3) Includes current maturities of long-term debt Secured debt = $802 (21%), Unsecured debt = $3,002 (79%) (1) GPE guarantees substantially all of GMO’s debt (2) Weighted Average Rates – excludes premium / discounts and other amortizations (3) Includes current maturities of long-term debt Secured debt = $802 (21%), Unsecured debt = $3,002 (79%) (1) GPE guarantees substantially all of GMO’s debt (2) Weighted Average Rates – excludes premium / discounts and other amortizations (3) Includes current maturities of long-term debt Secured debt = $802 (21%), Unsecured debt = $3,002 (79%) (1) GPE guarantees substantially all of GMO’s debt (2) Weighted Average Rates – excludes premium / discounts and other amortizations (3) Includes current maturities of long-term debt Secured debt = $802 (21%), Unsecured debt = $3,002 (79%) (1) GPE guarantees substantially all of GMO’s debt (2) Weighted Average Rates – excludes premium / discounts and other amortizations (3) Includes current maturities of long-term debt Secured debt = $802 (21%), Unsecured debt = $3,002 (79%) (1) GPE guarantees substantially all of GMO’s debt (2) Weighted Average Rates – excludes premium / discounts and other amortizations (3) Includes current maturities of long-term debt Secured debt = $802 (21%), Unsecured debt = $3,002 (79%) (1) GPE guarantees substantially all of GMO’s debt (2) Weighted Average Rates – excludes premium / discounts and other amortizations (3) Includes current maturities of long-term debt (4) Includes long-term debt maturities through December 31, 2021 (5) 2013 reflects mode maturity for $167.6 million of KCP&L tax-exempt bonds subject to remarketing prior to final maturity date Long-Term Debt Maturities (4)(5) Current Credit Ratings Current Credit Ratings Current Credit Ratings Moody’s Standard & Poor’s Great Plains Energy Outlook Corporate Credit Rating Preferred Stock Senior Unsecured Debt Stable - Ba2 Baa3 Stable BBB BB+ BBB- KCP&L Outlook Senior Secured Debt Senior Unsecured Debt Commercial Paper Stable A3 Baa2 P-2 Stable BBB+ BBB A-2 GMO Outlook Senior Unsecured Debt Commercial Paper Stable Baa3 P-3 Stable BBB A-2 August 2012 Investor Presentation *

Key Credit Ratios for Great Plains Energy and Liquidity * All ratios calculated using Standard and Poor’s methodology. Ratios are non-GAAP measures that are defined and reconciled to GAAP in Appendix ** Last twelve months (LTM) as of June 30, 2012 June 30, 2012 Liquidity (1) Includes KCP&L $110M and GMO $80M accounts receivable securitization facilities August 2012 Investor Presentation *

*Based on Third Quarter 2011 Earnings Presentation **2012 includes conversion to 17.1 million shares of GXP common stock in June 2012 Considerations 2012 Considerations (a) Wholesale Margin Lower natural gas prices and related off-system sales impact due to KCP&L-MO wholesale margin cap Majority of 2011 lag allocated to Special Factors for flooding and Wolf Creek extended outage b) Other Lag and Variability Lower projected weather-normalized load growth from 1% to 0.5% 2011 includes $0.12 EPS due to weather, 2012 assumes normal weather (c) Regulatory Earned Regulatory earned ROE improving by 0 to 110 basis points over 2011 * 2012 Earnings Guidance $1.20 - $1.40*** ***Slide is from 2011 Fourth Quarter Earnings Webcast Presentation August 2012 Investor Presentation

Reaffirming 2012 guidance of $1.20 - $1.40 per share Reaffirming 2013 target of 50 basis points of normalized lag in regulated operations 2012 EPS Guidance Range and 2013 Target * August 2012 Investor Presentation

Appendix * August 2012 Investor Presentation

SPP $4.2 *Projected capital expenditure excludes Allowance for Funds Used During Construction (AFUDC) * GXP Projected Capital Expenditures* August 2012 Investor Presentation

Gross margin is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Gross margin, as used by Great Plains Energy, is defined as operating revenues less fuel, purchased power and transmission of electricity by others. The Company’s expense for fuel, purchased power and transmission of electricity by others, offset by wholesale sales margin, is subject to recovery through cost adjustment mechanisms, except for KCP&L’s Missouri retail operations. As a result, operating revenues increase or decrease in relation to a significant portion of these expenses. Management believes that gross margin provides a more meaningful basis for evaluating the Electric Utility segment’s operations across periods than operating revenues because gross margin excludes the revenue effect of fluctuations in these expenses. Gross margin is used internally to measure performance against budget and in reports for management and the Board of Directors. The Company’s definition of gross margin may differ from similar terms used by other companies. A reconciliation to GAAP operating revenues is provided in the table above. Great Plains Energy Reconciliation of Gross Margin to Operating Revenues (Unaudited) Three Months Ended June 30 (millions) Three Months Ended June 30 (millions) Year to Date June 30 (millions) Year to Date June 30 (millions) 2012 2011 2012 2011 Operating revenues $ 603.6 $ 565.1 $ 1,083.3 $ 1,058.0 Fuel (138.1) (114.4) (257.4) (219.3) Purchased power (26.9) (55.4) (51.6) (110.3) Transmission of electricity by others (8.8) (7.0) (16.1) (14.5) Gross margin $ 429.8 $ 388.3 $ 758.2 $ 713.9 August 2012 Investor Presentation *

Earnings (in Millions) Earnings (in Millions) Earnings per Share Earnings per Share 2012 2011 2012 2011 Electric Utility $ 63.8 $ 49.0 $ 0.45 $ 0.35 Other (5.7) (5.6) (0.04) (0.04) Net income attributable to Great Plains Energy 58.1 43.4 0.41 0.31 Preferred dividends (0.4) (0.4) - - Earnings available for common shareholders $ 57.7 $ 43.0 $ 0.41 $ 0.31 Great Plains Energy Consolidated Earnings and Earnings Per Share – Three Months Ended June 30 (Unaudited) August 2012 Investor Presentation *

Earnings (in Millions) Earnings (in Millions) Earnings per Share Earnings per Share 2012 2011 2012 2011 Electric Utility $ 68.3 $ 56.0 $ 0.49 $ 0.40 Other (19.5) (10.3) (0.14) (0.07) Net income 48.8 45.7 0.35 0.33 Less: Net loss attributable to noncontrolling interest 0.2 0.1 - - Net income attributable to Great Plains Energy 49.0 45.8 0.35 0.33 Preferred dividends (0.8) (0.8) (0.01) (0.01) Earnings available for common shareholders $ 48.2 $ 45.0 $ 0.34 $ 0.32 Great Plains Energy Consolidated Earnings and Earnings Per Share – Year to Date June 30 (Unaudited) August 2012 Investor Presentation *

Credit Metric Reconciliation to GAAP Funds from operations (FFO) to adjusted debt is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). FFO to adjusted debt, as used by Great Plains Energy, is defined in accordance with Standard & Poor’s methodology used for calculating FFO to debt. The numerator of the ratio is defined as net cash from operating activities (GAAP) plus non-GAAP adjustments related to operating leases, hybrid securities, post-retirement benefit obligations, capitalized interest, power purchase agreements, asset retirement obligations, changes in working capital and decommissioning fund contributions. The denominator of the ratio is defined as the sum of debt balances (GAAP) plus non-GAAP adjustments related to some of the same items adjusted for in the numerator and other adjustments related to securitized receivables and accrued interest. Management believes that FFO to adjusted debt provides a meaningful way to better understand the Company’s credit profile. FFO to adjusted debt is used internally to help evaluate the possibility of a change in the Company’s credit rating. August 2012 Investor Presentation *

Credit Metric Reconciliation to GAAP Funds from operations (FFO) interest coverage ratio is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). FFO interest coverage, as used by Great Plains Energy, is defined in accordance with Standard & Poor’s methodology used for calculating FFO interest coverage. The numerator of the ratio is defined as net cash from operating activities (GAAP) plus non-GAAP adjustments related to operating leases, hybrid securities, post-retirement benefit obligations, capitalized interest, power purchase agreements, asset retirement obligations, changes in working capital and decommissioning fund contributions plus adjusted interest expense (non-GAAP). The denominator of the ratio, adjusted interest expense, is defined as interest charges (GAAP) plus non-GAAP adjustments related to some of the same items adjusted for in the numerator and other adjustments needed to match Standard & Poor’s calculation. Management believes that FFO interest coverage provides a meaningful way to better understand the Company’s credit profile. FFO interest coverage is used internally to help evaluate the possibility of a change in the Company’s credit rating. August 2012 Investor Presentation *

Credit Metric Reconciliation to GAAP Adjusted debt to total adjusted capitalization is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Adjusted debt to total adjusted capitalization, as used by Great Plains Energy, is defined in accordance with Standard & Poor’s methodology used for calculating the ratio of debt to debt and equity. The numerator of the ratio, adjusted debt, is defined as the sum of debt balances (GAAP) plus non-GAAP adjustments related to securitized receivables, operating leases, hybrid securities, post-retirement benefit obligations, accrued interest, power purchase agreements and asset retirement obligations. The denominator of the ratio, total adjusted capitalization, is defined as the sum of equity balances (GAAP) plus non-GAAP adjustments related to hybrid securities plus the non-GAAP adjusted debt as defined for the numerator. Management believes that adjusted debt to total adjusted capitalization provides a meaningful way to better understand the Company’s credit profile. Adjusted debt to total adjusted capitalization is used internally to help evaluate the possibility of a change in the Company’s credit rating. August 2012 Investor Presentation *